Victory Portfolios II

VictoryShares ESG Core Plus Bond ETF (UBND)

Supplement dated February 23, 2023,

to the Summary Prospectus dated November 1, 2022, as supplemented

This supplement amends the Summary Prospectus of the above-referenced Fund and is in addition to any other supplements. Please review this important information carefully.

The Board of Trustees of Victory Portfolios II (the "Trust") upon recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a change in the name of the VictoryShares ESG Core Plus Bond ETF (the "Fund") to create a more clear and uniform naming convention relative to competitor offerings and other Adviser products. The Fund will be referred to as follows:

Current Name	New Name
VictoryShares ESG Core Plus Bond ETF	VictoryShares Core Plus Intermediate Bond ETF

In addition, USAA Investments, a Victory Capital Management Inc. Investment Franchise, that currently manages the Fund, will change its name to Victory Income Investors. These changes are expected to become effective at the start of business on April 24, 2023.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.